UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2022

Calithera Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36644	27-2366329
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Oyster Point Blvd., Suite 200 South San Francisco, California		94080
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 870-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	CALA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Asset Purchase Agreement

On October 18, 2021, Calithera Biosciences, Inc., entered into an Asset Purchase Agreement, or the APA, with Millennium Pharmaceuticals, Inc., or Millennium, a wholly owned subsidiary of Takeda Pharmaceutical Company Limited, or Takeda, pursuant to which we acquired or licensed from Millennium certain technology, intellectual property and other assets related to Takeda’s small molecule programs TAK-228 and TAK-659.

On May 23, 2022, Calithera and Millennium entered into the Amendment to the APA to amend the amount of the deductibles under Section 9.4.1 and Schedule 1.1(c) (Materials).

The foregoing is only a brief description of the Amendment to the APA and is qualified in its entirety by reference to the Amendment to the APA, which we intend to file as an exhibit to our Quarterly Report on Form 10-Q for the quarter ending June 30, 2022.

The APA is filed as Exhibit 10.3 to our Quarterly Report on Form 10-Q for the quarter ended September 30, 2021, filed with the Securities and Exchange Commission on November 9, 2021.

Item 3.03 Material Modifications to Rights of Security Holders

Certificate of Amendment to Certificate of Designations

On October 18, 2021, in connection with the APA and the sale and issuance of Series A Convertible Preferred Stock to Millennium pursuant to that certain Preferred Stock Purchase Agreement, dated October 18, 2021, or the Stock Purchase Agreement, we filed a Certificate of Designations of Preferences, Rights and Limitations of the Series A Convertible Preferred Stock with the Secretary of State of the State of Delaware, or the Certificate of Designations, designating 1,000,000 shares of Series A Preferred Stock with an original issue price of $35.00 per share, which became effective with the Secretary of State of the State of Delaware upon filing.

On May 23, 2022, we filed a Certificate of Amendment to the Certificate of Designations, or the Certificate of Amendment, which limits the aggregate number of shares of common stock to be issued upon conversion of the Series A Convertible Preferred Stock to a maximum of 132,880,282 shares of common stock (subject to adjustment in the event of a stock split, stock dividend, combination or other proportionate adjustment).

The foregoing is only a brief description of the Certificate of Amendment and is qualified in its entirety by reference to the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K, and incorporated by reference herein.

The Stock Purchase Agreement and Certificate of Designations are filed as Exhibits 10.1 and 3.1, respectively, to our Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 19, 2021.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year

The description of the Certificate of Amendment in Item 3.03 above is incorporated by reference into this Item 5.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to Certificate of Designations of Preferences, Rights and Limitations of Series A Convertible Preferred Stock

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 23, 2022	Calithera Biosciences, Inc.

	By:	/S/ SUSAN M. MOLINEAUX, PH.D.
Susan M. Molineaux, Ph.D.
President and Chief Executive Officer